FIRST SUPPLEMENTAL INDENTURE

     FIRST SUPPLEMENTAL INDENTURE, dated as of November 3, 2006 (this "Supplement"), between Vitesse Semiconductor Corporation, a corporation duly organized and existing under the laws of the State of Delaware, having its principal office at 741 Calle Plano, Camarillo, California 93012 (the "Company"), and U.S. Bank National Association, as Trustee (the "Trustee"), having its principal corporate trust office at 60 Livingston Avenue, St. Paul, Minnesota 55107-2292.

                             RECITALS OF THE COMPANY

     The Company and the Trustee entered into the Indenture, dated as of September 22, 2004 (the "Indenture") in connection with the issuance of the Company's 1.50% Convertible Subordinated Debentures due 2024 (the "Securities").

     The Company desires to make certain amendments (the "Proposed Amendments") to the Indenture as set forth in this Supplement and, pursuant to Section 7.2 of the Indenture, the Proposed Amendments may be made with the written consent of the Holders of a majority in aggregate principal amount of the Outstanding Securities.

     The Holders of a majority in aggregate principal amount of the Outstanding Securities have consented in writing to the Proposed Amendments.

     All things necessary to make this Supplement a valid agreement of the Company and a valid Supplement to the Indenture, in accordance with its terms and the TIA, have been done.

                   NOW, THEREFORE, THIS SUPPLEMENT WITNESSETH:

     For an in consideration of the premises, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                                   ARTICLE I
                                   Amendments

     Section 1.01    Amendment to Section 4.1(d) of the Indenture.

                     Section 4.1(d) of the Indenture and any corresponding provisions in the Securities are hereby amended in their entirety to read as follows:

                     (d) the Company defaults in the performance of, or the Company breaches any, covenant or agreement contained in this Indenture or the Securities (other than a default specified in clause (a), (b) or (c) above) and such default or breach continues for a period of 60 consecutive days after written notice of such breach or default shall have been given to the Company by the Trustee or to the Company and the Trustee by the Holders of 25% or more in aggregate principal amount of the Outstanding Securities; provided, however, that any default in the performance of, or the Company's breach of, Section 9.6 of this Indenture or Section 314(a) of the TIA for filings and deliveries required to be made during the period from June 30, 2006 to May 3, 2008 shall not constitute an "Event of Default; or"


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     Section 1.02   Amendment to Section 4.2 of the Indenture.

                    The following paragraph is added at the end of Section 4.2 of the Indenture:

                    "The notice of acceleration, dated August 15, 2006, provided by the Trustee to the Company (the "Acceleration Notice") and its consequences are hereby rescinded and annulled if and at the time, prior to the May 3, 2008, all existing Events of Default, other than the nonpayment of principal of and interest on the Securities which have become due solely because of the Acceleration Notice, have been remedied, cured or waived, and any defaults in the performance of, or the Company's breach of, Section 9.6 of this Indenture or Section 314(a) of the TIA during the period from June 30, 2006 to May 3, 2008 have been remedied, cured or waived."

     Section 1.03   Amendment to Section 4.5 of the Indenture.

                    The following paragraph is added at the end of Section 4.5 of the Indenture:

                    "The Trustee is hereby instructed that, until May 3, 2008, the Trustee will forbear from taking any actions to exercise any rights or remedies under this Indenture relating to or pursuant to the Acceleration Notice, including the commencement of any legal proceedings to determine or enforce any rights and remedies with respect thereto; provided however, that nothing in this paragraph shall affect, limit or impair the rights or remedies of the Holders or the Trustee with respect to any Default or Event of Default under this Indenture other than the Event of Default which is the subject of the Acceleration Notice. Without limitation of the foregoing, nothing herein shall restrict, limit or impair any rights of the Trustee or Holders with respect to any right or remedy arising from any Default or Event of Default other than the Company's failure to comply with
     Section 9.6, Section 314(a) of the TIA or the consequences thereof."

     Section 1.04   Amendment to Section 10.1 of the Indenture.

                    The first paragraph of Section 10.1 of the Indenture and any corresponding provisions of the Securities are hereby amended in their entirety to read as follows:

                    "After October 1, 2009, the Company may, at its option, redeem the Securities in whole at any time or in part from time to time, on any date prior to Maturity, upon notice as set forth in Section 10.4, at the Redemption Price plus any interest (including Additional Amounts, if any) accrued and unpaid to, but excluding, the Redemption Date; provided, however, that the Company may redeem the Securities in whole at any time or in part from time to time, on any date after October 1, 2007 and on or prior to October 1, 2009, upon notice as set forth in Section 10.4, at the Redemption Price plus any interest (including Additional Amounts, if any) accrued and unpaid to, but excluding, the Redemption Date, if the closing sale price of the Common Stock has been at least 170% of the Conversion Price then in effect for at least 20 Trading Days during any 30 consecutive Trading Day period."


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     Section 1.05   Amendment to Section 11.1 of the Indenture.

                    Section 11.1 of the Indenture and any corresponding provisions of the Securities are hereby amended in their entirety to read as follows:

     "Section 11.1  Repurchase Right.

                    (a) On October 1, 2009 (the "2009 Repurchase Date"), 2014 and 2019 (each, a "Specific Repurchase Date"), each Holder shall have the right (the "Repurchase Right"), at the Holder's option, to require the Company to purchase for cash, and upon the exercise of such right the Company shall purchase, all of such Holder's Securities not previously called for redemption, or any portion of the principal amount thereof that is equal to $1,000 or an integral multiple thereof as directed by such Holder pursuant to Section 11.3 (provided that no single Security may be repurchased in part unless the portion of the principal amount of such Security to be Outstanding after such repurchase is equal to $1,000 or an integral multiple thereof), at a purchase price equal to 100% of the principal amount of the Securities to be purchased (or, in the case of the 2009 Repurchase Date only, 113.76% of the principal amount of the Securities to be purchased) (the "Repurchase Price"), plus accrued and unpaid interest and Additional Amounts, if any, on such Securities to, but excluding the Specific Repurchase Date. Holders may submit their Securities for repurchase to the Paying Agent at any time from the opening of business on the date that is 20 Business Days prior to the applicable Specific Repurchase Date until the close of business on the Business Day prior to the applicable Specific Repurchase Date.

                    (b) In the event that a Fundamental Change (together with the Specific Repurchase Dates, "Repurchase Events") shall occur, each Holder shall have the right, at the Holder's option, but subject to the provisions of Section 11.2 hereof, to require the Company to repurchase, and upon the exercise of such right the Company shall repurchase, all of such Holder's Securities not previously called for redemption, or any portion of the principal amount thereof that is equal to $1,000 or an integral multiple thereof as directed by such Holder pursuant to Section
     11.3 (provided that no single Security may be repurchased in part unless the portion of the principal amount of such Security to be Outstanding after such repurchase is equal to $1,000 or an integral multiple thereof), on a date (the "Fundamental Change Repurchase Date" and, together with the Specific Repurchase Date, the "Repurchase Date") that is not less than 20 nor more than 35 Business Days after the date of the Repurchase Event Notice for an amount equal to the sum of (i) 100% of the principal amount of the Securities to be purchased plus accrued and unpaid interest and Additional Amounts, if any, to, but excluding, the Fundamental Change Purchase Date and (ii) the Make-Whole Premium, if any; provided, however, that installments of interest on Securities whose Stated Maturity is prior to or on the Fundamental Change Purchase Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such on the relevant Regular Record Date according to their terms and the provisions of Section 2.1 hereof.


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                    (c)   If the Holders have a repurchase right pursuant to
     this Section 11.1, the Company shall issue a press release through Dow Jones & Company, Inc., Business Wire or Bloomberg Business News (or, if such organizations are not in existence at the time of issuance of such press release, such other news or press organization as is reasonably calculated to broadly disseminate the relevant information to the public) containing the relevant information and make such information available on the Company's web site or through another public medium as the Company may use at such time."

     Section 1.06   Amendment to Section 12.1 of the Indenture.

                    The third paragraph of Section 12.1 of the Indenture and any corresponding provisions in the Securities are amended in their entirety to read as follows:

                    "The price at which shares of Common Stock shall be delivered upon conversion (the "Conversion Price") shall be initially equal to $2.546 per share of Common Stock. The Conversion Price shall be adjusted in certain instances as provided in paragraphs (a), (b), (c), (d),
     (e), (f), (h) and (l) of Section 12.4."

     Section 1.07   Agreement of the Company.

                    The Company hereby agrees that it will not elect to repay the Securities pursuant to the Acceleration Notice during the period commencing on November 3, 2007 and ending on May 3, 2008. If the Company elects to repay the Securities pursuant to the Acceleration Notice prior to November 3, 2007, the Company will give the Holders at least 30 days advance notice of such repayment.

                                   ARTICLE II
                                  Miscellaneous

     Section 2.01   Capitalized Terms.

                    Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.


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     Section 2.02   Ratification of Indenture; Supplement Part of Indenture.

                    Upon execution and delivery of this Supplement, the Indenture shall be modified and amended in accordance with this Supplement, and all the terms and conditions of both shall be read together as though they constitute one instrument, except that, in case of conflict, the provisions of this Supplement shall control. The Indenture, as modified and amended by this Supplement, is hereby ratified and confirmed in all respects and shall bind every Holder of Securities. In case of conflict between the terms and conditions contained in the Securities and those contained in the Indenture, as modified and amended by this Supplement, the provisions of the Indenture, as modified and amended by this Supplement, shall control.

     Section 2.03   Severability.

                    In case any provision in this Supplement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     Section 2.04   Headings.

                    The Article and Section headings of this Supplement have been inserted for convenience of reference only, are not to be considered a part of this Supplement and shall in no way modify or restrict any of the terms or provisions hereof.

     Section 2.05   Trustee Not Responsible for Recitals.

                    The recitals contained herein shall be taken as the statements of the Company and the Trustee assumes no responsibility for their correctness.

     Section 2.06   Cerain Duties and Responsibilities of the Trustee.

                    In entering into this Supplement, the Trustee shall be entitled to the benefit of every provision of the Indenture relating to the conduct or affecting the liability or affording protection to the Trustee, whether or not elsewhere herein so provided. Nothing herein shall be construed to conflict with the TIA.

     Section 2.07   Governing Law.

                    THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE
REQUIRED THEREBY.

     Section 2.08   Counterpart Originals.

                    The parties may sign any number of copies of this Supplement. Each signed copy shall be an original, but all of them together constitute but one and the same instrument.


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     IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be executed, all as of the day and year first above written.


                                   VITESSE SEMICONDUCTOR CORPORATION


                                   By: /s/ SHAWN HASSEL
                                           ------------------------------------
                                           Name: Shawn Hassel
                                           Title: CFO



                                   U.S. BANK NATIONAL ASSOCIATION,
                                   as Trustee and not in its individual capacity

                                   By: /s/ STEPHEN RIVERO
                                       -----------------------------------------
                                           Name: Stephen Rivero
                                           Title: Vice President